SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: April 8, 2002


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274

Item 5.  Other Events.
         ------------

The Registrant announced on April 8, 2002 that the Reserve Bank of South Africa rejected the first application for joint venture between Chart Studio (PTY) and Trudy Corporation. The application is to re-submitted.

(c) Exhibits.

       99.1. Press release of the Registrant, dated April 8, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TRUDY CORPORATION

Date: April 10, 2002                        By /s/ WILLIAM W. BURNHAM
                                               --------------------------------
                                               William W. Burnham, Chairman
                                               and Chief Executive Officer


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